Exhibit 10.4

RESTRICTED STOCK AWARD

PURSUANT TO THE RICHARDSON ELECTRONICS, LTD.

AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE PLAN

Agreement Number: ___________

THIS RESTRICTED STOCK AWARD is made as of the Grant Date, by Richardson Electronics, Ltd. (the “Company”) to __________________ (the “Grantee”).  Upon and subject to the terms and conditions described herein, the Company hereby awards as of the Grant Date to Grantee a grant of stock (the “Stock Award”), as described below.

A.	Grant Date:

B.	Type of Award: Stock Award

C.	Plan under which Stock Award is granted: Richardson Electronics, Ltd. Amended and Restated 2011 Long-Term Incentive Plan.

D.

Stock Award:  _________ shares of the Common Stock, $.05 par value, of the Company (the “Shares”), upon and subject to the terms and conditions set forth herein and in the attached Terms and Conditions, including, without limitation, the Vesting Schedule attached as Exhibit 1 hereto.

E.	The Grantee hereby represents and warrants as follows:

(i)	Grantee is acquiring the Restricted Stock for investment purposes only, and not with a view to distribution thereof;

(ii)

Grantee is aware that the Restricted Stock may not be registered under the federal or any state securities laws and that, in such case and in addition to the other restrictions on the Restricted Stock, the Shares may not be transferred unless an exemption from registration is available;

(iii)

Grantee has had an opportunity to review a copy of the Plan and any Annual Reports, Quarterly Reports, Current Reports, Proxy Statements and other communications distributed to stockholders of the Company;

(ii)	that any and all questions of the Grantee pertaining to the Plan and to the Shares have been answered by the Company to Grantee’s satisfaction;

(iii)	Grantee understands that the Plan is incorporated herein by reference and is made a part of this Agreement as if fully set forth herein; and

(iv)	that the Plan shall control in the event that there is any conflict between the Plan and this Agreement, and on such matters as are not contained in this Agreement.

F.	Vesting of Stock Awards:

(i)	The Shares shall vest and be non-forfeitable in accordance with the Vesting Schedule.

(ii)

Notwithstanding the Vesting Schedule, in the event that the Grantee's employment with the Company terminates as a result of his (a) death, (b) Disability, or (c) retirement at or after age 65, the Stock Award and all Shares still subject to the Stock Award and unvested pursuant to the Vesting Schedule shall immediately vest. Further, upon termination of Grantee's employment with the Company in any other event, without the Company giving notice to the

Grantee that the Stock Award and all Shares still subject to the Stock Award and unvested pursuant to the Vesting Schedule are vested, the Grantee's Stock Award with respect to all unvested Shares shall be forfeited and the Grantee shall have no rights with respect to such Stock Award or Shares. For purposes of this Agreement a transfer of employment between the Company and any Affiliate or among Affiliates, shall not be deemed a termination of employment.

IN WITNESS WHEREOF, the parties have executed and sealed this Award as of the Grant Date set forth above.

GRANTEERICHARDSON ELECTRONICS, LTD.

By:   Edward J. Richardson

Signature

Title: Chairman of the Board/CEO

TERMS AND CONDITIONS TO THE

RESTRICTED STOCK AWARD

PURSUANT TO THE RICHARDSON ELECTRONICS, LTD.

AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE PLAN

1.Withholding.  Grantee shall make appropriate arrangements with the Company for satisfaction of any U.S. federal, state or local income tax or foreign tax withholding requirements in connection with the Stock Award and the vesting of the Shares. If the Grantee shall fail to make appropriate arrangements for the satisfaction of the applicable tax withholding requirements, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any U.S. federal, state or local taxes or foreign taxes of any kind required by law to be withheld with respect to such Shares. Payment of the tax withholding by a Grantee who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by tendering Company stock or in the form of Share withholding is subject to pre-approval by the Compensation Committee, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act.

2.Rights as Stockholder. During the term of this Agreement, the Grantee shall be entitled to receive all dividends paid on the Shares, to vote the Shares, and to enjoy all other stockholder rights, except that the Grantee shall neither (i) be entitled to the delivery of any certificate evidencing Shares and/or Other Securities except as provided below nor (ii) be able to sell, assign, transfer, pledge, hypothecate or otherwise dispose of the Shares and/or Other Securities until such time as the Shares have vested and the Grantee has received a certificate evidencing such shares.

3.Stock Awards are Non-Transferable. This Stock Award may not be assigned, transferred, pledged, or hypothecated in any way whether by operation of law or otherwise (except for the laws of descent and distribution). The Shares may be received only by the Grantee (or in the event of the Grantee's incompetency by the Grantee's legal representative) during the Grantee's lifetime. After the Grantee's death, any Shares which have not been previously delivered to the Grantee shall be distributed to his or her designated beneficiary or, in the absence of such designation, to the Grantee's legal representative.

4.Changes in Capitalization.

(a)The number of Shares shall be proportionately adjusted for nonreciprocal transactions between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Common Stock underlying the Stock Award to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).

(b)In the event of a merger, consolidation, extraordinary dividend, sale of substantially all of the Company’s assets or other material change in the capital structure of the Company, or a tender offer for shares of Common Stock, or a Change in Control, that in each case is not an “Equity Restructuring,” the Committee shall take such action to make such adjustments in the Shares or the terms of the Stock Award as the Committee, in its sole discretion, determines in good faith is necessary or appropriate, including, without limitation, adjusting the number and class of securities subject to the Award, accelerating the termination of the Vesting Schedule or terminating the Award in consideration of a cash payment to the Grantee in an amount equal to the then Fair Market Value of the Shares. Any determination made by the Committee pursuant to this Section 4(b) will be final and binding on the Grantee.  Any action taken by the Committee need not treat all Grantees equally.

(c)The existence of the Plan and this Award shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5. Book Entry Form; Certificates.

(a)At the sole discretion of the Company, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Grantee in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement and upon vesting, the Company shall remove such notations on any such vested shares of Common Stock; or (ii) certificated form pursuant to the terms of Sections 5.1(b), (c) and (d) hereof.

(b)Certificates evidencing the Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth in this Award and in the Plan.

Immediately upon receipt of the certificate or certificates representing the Shares, the Grantee hereby agrees to deposit such certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement in such form as shall be determined by the Compensation Committee. If such certificates are deposited with the Company, the Company may transfer such certificates to an escrow agent at any time in its sole discretion.

(c)At such time as any number of the Shares are no longer subject to the restrictions, terms, and conditions of this Agreement (the “Unrestricted Shares”), the Compensation Committee shall cause a new certificate to be delivered to the Grantee, without the legend set forth above, for the Unrestricted Shares. The Shares remaining subject to this Agreement shall either be canceled or, if appropriate, shall continue to be held by the Company or held in escrow subject to the restrictions, terms, and conditions of this Agreement.

(d)In the event that a Grantee becomes entitled to receive any new, additional, or different securities by virtue of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, or any similar change affecting the Shares (“Other Securities”), such Other Securities shall be subject to the restrictions, terms and conditions of this Agreement as if they were Shares, including, without limit, deposit with the Company or in escrow.

6.Governing Laws.  This Stock Award shall be construed, administered and enforced according to the laws of the State of Illinois. Notwithstanding any other provisions of this Stock Award, the issuance or delivery of any Shares (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares.

7.Successors.  This Stock Award shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the parties.

8.Notice.  Except as otherwise specified herein, all notices and other communications under this Stock Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

9.Severability.  In the event that any one or more of the provisions or portion thereof contained in this Stock Award shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Stock Award, and this Stock Award shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

10.Entire Agreement.  Subject to the terms and conditions of the Plan, this Stock Award expresses the entire understanding and agreement of the parties.  This Stock Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

11.Violation.  Except as expressly provided in this Stock Award of the Plan, any transfer, pledge, sale, assignment, or hypothecation of the Shares or any portion thereof shall be a violation of the terms of this Stock Award and shall be void and without effect.

12.Headings.  Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Stock Award.

13.Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Stock Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

14.No Right to Continued Service.  Neither the establishment of the Plan nor the award of Shares hereunder shall be construed as giving the Grantee the right to continued employment or other service relationship with the Company.

15.Definitions.  As used in this Award “Change in Control” means any one of the following events which may occur after the Grant Date:

(1)the acquisition by any person (within the meaning of Section 13(d) of the Exchange Act) or persons acting in concert of equity of the Company if, after the transaction, the acquiring person (or persons) owns equity securities of the Company with more than fifty percent (50%) of the voting power of the equity securities of the Company, unless the acquisition is by a person or persons that is owned directly or indirectly by holders of outstanding equity of the Company who owned, directly or indirectly, equity securities of the Company with more than fifty percent (50%) of the voting power of the equity securities of the Company prior to such acquisition;

(2)within any twelve-month period (beginning on or after the Grant Date) the persons who were voting members of the governing body of the Company immediately before the beginning of such twelve-month period (the “Incumbent Members”) shall cease to constitute at least a majority of such governing body; provided that any member who was not a member as of the beginning of such twelve-month period shall be deemed to be an Incumbent Member if that member were elected to such governing body by, or on the recommendation of or with the approval of, at least three fourths (3/4) of the members who then qualified as Incumbent Members; and provided further that no member whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members shall be deemed to be an Incumbent Member;

(3)a reorganization, merger, share exchange combination, or consolidation, with respect to which persons who were the holders of the outstanding equity of the Company immediately prior to such reorganization, merger, share exchange combination, or consolidation do not, immediately thereafter, own directly or indirectly equity securities of the Company with more than fifty percent (50%) of the combined voting power of the reorganized, merged, combined or consolidated entity; or

(4)the sale, transfer or assignment of all or substantially all of the assets of the Company and its Affiliates to any third party other than to an Affiliate of the Company.

Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred with respect the Grantee by reason of any actions or events in which the Grantee participates in a capacity other than in the Grantee’s capacity as an employee or director of the Company or as a shareholder of the Company solely exercising the Grantee’s voting or tendering rights.

(c)Other capitalized terms that are not defined herein have the meaning set forth in the Plan, except where the context does not reasonably permit.

EXHIBIT 1

VESTING SCHEDULE

RESTRICTED STOCK AWARD

ISSUED PURSUANT TO THE RICHARDSON ELECTRONICS, LTD.

AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE PLAN

The stock shall vest in the following amounts at the following times:

Number of Shares	Vesting Date

RESTRICTED STOCK AWARD

ISSUED PURSUANT TO THE RICHARDSON ELECTRONICS, LTD.

AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE PLAN

RECEIPT

Restricted Stock Award Agreement No. ___________

Dated:

For: _______ shares of common stock of Richardson Electronics, Ltd.

Issued to: ____________________

I, ____________________, received Restricted Stock Award Agreement No. ___________, this ______ day of ___________________, 20____.

____________________________

Grantee

*  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

I, ____________________, surrendered Restricted Stock Award Agreement No. ___________, this ______ day of ___________________, 20____.

____________________________

Grantee

RESTRICTED STOCK AWARD

ISSUED PURSUANT TO THE RICHARDSON ELECTRONICS, LTD.

AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE PLAN

BENEFICIARY DESIGNATION

Restricted Stock Award Agreement No. ___________

Dated:

For: _______ shares of common stock of Richardson Electronics, Ltd.

Issued to: ____________________

I, ____________________, do hereby designate ________________________as Beneficiary, with respect to Restricted Stock Award Agreement No. ___________, this ______ day of ___________________, 20____.

_____________________________

Grantee